                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
                                 Date of Report
             (Date of earliest event reported): September 21, 2005
                                   UTG, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                               0-16867                               20-2907892
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification No.)
incorporation or organization)

                            5250 South Sixth Street
                          Springfield, Illinois 62703
             (Address of principal executive offices and zip code)

                                 (217) 241-6300
              (Registrant's telephone number, including area code)

                  Successor Issuer to United Trust Group, Inc.
         (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 Written communications pursuant to Rule 425 under the Securities Act

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.  Changes in Registrant's Certifying Accountant

     On September 21, 2005 the Board of Directors of UTG,  Inc,  ("Registrant"),
dismissed Kerber, Eck & Braeckel LLP ("Kerber") as the Registrant's  independent registered  public account firm effective at the conclusion of its review of the
Registrant's third quarter financial statements.

     Kerber's reports on the Registrant's financial statements as of and for the years ended  December  31,  2004 and 2003 did not contain an adverse  opinion or disclaimer  of  opinion,  nor were such  reports  qualified  or  modified  as to uncertainty,  audit  scope,  or  accounting  principles.  The decision to change accountants was recommended to our Board of Directors by the Audit Committee and
was approved by our Board of Directors.  There were no disagreements with Kerber on any  matter  of  accounting  principles  or  practices,  financial  statement disclosure, or auditing scope or procedure.

     The Registrant has requested that Kerber furnish it with a letter addressed to the Securities and Exchange  Commission stating whether or not it agrees with the above  statements.  A copy of Kerber,  Eck & Braeckel  LLP's  letter,  dated
September 21, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     On  September  21,  2005,  the Board of  Directors  approved  engaging  the independent  accounting firm of Brown Smith Wallace LLC ("Brown Smith") to audit our financial  statements beginning with the year ended December 31, 2005. There are no disagreements  with Brown Smith.  During the two years ended December 31,
2004 and  through the date  hereof,  neither  the  Registrant  nor anyone on its behalf  consulted  Brown Smith  regarding  either the  application of accounting principles to a specified transaction, either completed or proposed, or the type
of  audit  opinion  that  might  be  rendered  on  the  Registrant's   financial
statements,  nor has Brown Smith  provided to the Registrant a written report or oral advice regarding such principles or audit opinion.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

           Exhibit No.                 Description

           16.1                        Kerber, Eck & Braeckel LLP letter dated September 21, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             UTG, INC.

Date: September 21, 2005                     By: /s/ Theodore C. Miller
                                                 Theodore C. Miller
                                                 Senior Vice President and Chief
                                                 Financial Officer